Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO RULE 13A-14 UNDER THE EXCHANGE ACT OF 1934, AS ADOPTED

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Brandon Satoren, certify that:

1.	I have reviewed this Annual Report on Form 10-K of Logan Ridge Finance Corporation; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2025

/s/ Brandon Satoren
Brandon Satoren
Chief Financial Officer
(Principal Financial Officer)